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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 10, 1999
                                                 -----------------

                             NEW WORLD PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware             333-76763             52-2006441
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         (State or other         (Commission         (I.R.S. Employer
          jurisdiction           File Number)        Identification No.)
        of incorporation)


        85 Shannon Road      Harrisburg, Pennsylvania       17112
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including zip code: (717)526-2200
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Events
          ------------

     Effective midnight, November 10, 1999 the United Food and Commercial Workers International Union, Local 271 has initiated a work stoppage against New World Pasta's Omaha manufacturing facility. The Omaha facility manufactures principally AMERICAN BEAUTY and SKINNER branded pasta products as well as some private label and industrial products. New World Pasta does not anticipate any significant disruption in servicing customers as a result of this work stoppage. The Company has sufficient inventory available, will continue to operate the Omaha facility on a limited basis, and will utilize available capacity at other New World Pasta manufacturing facilities to satisfy customer demand. The financial impact of these sourcing adjustments will be modest.


                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 12, 1999


                                       NEW WORLD PASTA COMPANY



                                       By    /s/ James A. Bohenick
                                           -----------------------------
                                           James A. Bohenick
                                           Vice President, Finance and
                                           Chief Financial Officer


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